UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):  July 28, 2017

AEGION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-35328	45-3117900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17988 Edison Avenue, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Aegion Corporation (the “Company”) is filing this amendment to the Current Report on Form 8-K filed by the Company on August 3, 2017 (the “Form 8-K”), as amended and/or supplemented by the Current Report on Form 8-K/A filed by the Company on October 10, 2017, the Current Report on 8-K filed by the Company on September 7, 2018 and the subsequent period filings of the Company with the Securities and Exchange Commission, to update the previously announced strategic actions associated with the realignment and restructuring plan, which included the Company’s decision to: (i) divest the Company’s pipe coating and insulations operations in Louisiana (“Bayou”); (ii) exit all non-pipe related contract applications for the Tyfo® Fibrwrap® system in North America; (iii) right-size the Company’s cathodic protection services operations in Canada and the Company’s cured-in-place pipe (“CIPP”) contracting operations in Denmark and Australia; and (iv) reduce corporate and other operating costs (the “2017 Restructuring”). The Company subsequently announced its decisions to divest the CIPP contracting operations in Denmark and Australia.

The Company issued a press release on October 30, 2018 (the “Press Release”) to announce additional actions with respect to the 2017 Restructuring, which included the Company decision to (i) exit multiple additional international locations and (ii) take actions to further optimize operations within North America (the “Additional 2017 Restructuring Actions”), and to update the costs and savings estimates associated with the 2017 Restructuring and the Additional 2017 Restructuring Actions. A copy of the Press Release is furnished herewith as Exhibit 99.1.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

In its Press Release, the Company provided its estimate of total pre-tax restructuring and impairment charges associated with the 2017 Restructuring, inclusive of charges associated with the subsequent decisions to divest the Company’s CIPP operations in Denmark and Australia. The Company currently forecasts $130 million in total pre-tax restructuring and impairment charges, inclusive of $21 million to $23 million in cash charges, for the 2017 Restructuring. Through September 30, 2018, the Company incurred total pre-tax restructuring and related impairment changes of $126 million, including cash charges of $21 million and non-cash charges of $105 million, of which $86 million related to goodwill and long-lived asset impairment charges recorded in 2017 as part of exiting the Fyfe structural contracting business in North America.

On October 26, 2018, the Company’s board of directors approved the Additional 2017 Restructuring Actions. Total pre-tax charges associated with the Additional 2017 Restructuring Actions are expected to be approximately $25 million, including pre-tax cash charges of approximately $8 million to $10 million. Most charges are expected to be incurred by mid-2019. The charges for the additional actions are expected to be related to employee severance, retention, extension of benefits, employment assistance programs, early lease and contract termination and other restructuring related costs. The identified charges are primarily focused in the international operations of both Infrastructure Solutions and Corrosion Protection, but also include certain other measures to reduce consolidated operating costs. The Company expects to reduce headcount by approximately 150 employees as a result of these additional actions. As the Company completes these actions over the coming months, additional charges and headcount reductions could occur.

Item 2.06.	Material Impairments

The information provided in Item 2.05 of this Current Report on Form 8-K/A is incorporated by reference into this Item 2.06.

Item 9.01.	Financial Statements and Exhibits.

(d)    The following Exhibits are filed as part of this report:

Exhibit Number    Description

99.1    Press Release of Aegion Corporation dated October 30, 2018, filed herewith.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. The Company makes forward-looking statements in this Current Report on Form 8-K that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on Management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this report, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on March 1, 2018, and in the Company’s subsequently filed reports. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company’s actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in the Company’s filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this report are qualified by these cautionary statements.

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGION CORPORATION

By:	/s/ Mark A. Menghini
Mark A. Menghini
Senior Vice President, General Counsel and Secretary

Date: November 1, 2018

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit	Description
99.1	Press Release of Aegion Corporation dated October 30, 2018, filed herewith.